SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 7, 2004

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive
Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.   Financial Statements and Exhibits.

(c	)	Exhibits

99.1		Press release, dated April 7, 2004, announcing Proxim Corporation’s preliminary results for the fiscal quarter ended April 2, 2004.

Item 12.   Results of Operations and Financial Condition.

     On April 7, 2004, Proxim Corporation (the “Company”) issued a press release announcing the Company’s preliminary results for the fiscal quarter ended April 2, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION (Registrant)

Dated: April 7, 2004	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number
99.1	Press release, dated April 7, 2004, announcing Proxim Corporation’s preliminary results for the fiscal quarter ended April 2, 2004.